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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 7, 2007

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                      American Mortgage Acceptance Company
               (Exact Name of Registrant as Specified in Charter)

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                                  Massachusetts
                 (State or other Jurisdiction of Incorporation)

        0-23972                                          13-6972380
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

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Item 2.02. Results of Operations and Financial Condition
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This Form 8-K/A amends and  restates the initial 8-K filed by American  Mortgage
Acceptance Company ("AMAC" or the "Company") on November 7, 2007, which included the press release but inadvertently omitted the rest of the content of the Form 8-K.

On November 7, 2007, AMAC released a press release announcing its financial results for the third quarter and nine months ended September 30, 2007. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section of Sections 11 and 12 (a) (2) of the Securities Act.



Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
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(a). Financial Statements
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Not Applicable

(b). Pro Forma Financial Information
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Not Applicable

(c).  Exhibits
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99.1 Press Release dated November 7, 2007, "American Mortgage Acceptance Company
Reports Financial Results For Third Quarter 2007".

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            American Mortgage Acceptance Company
                                            (Registrant)

                                            BY:  /s/ Robert L. Levy
                                                 -------------------------------
                                                 Robert L. Levy
                                                 Chief Financial Officer

November 7, 2007